UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2004, the registrant and New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), entered into an Amended and Restated Master Repurchase Agreement (the “Citigroup SBC Agreement”) with Citigroup Global Markets Realty Corp. (“Citigroup”). The purpose of the Citigroup SBC Agreement was to amend the Master Repurchase Agreement (the “Original SBC Agreement”), dated as of June 18, 2004, between NCMC and Citigroup, to add the registrant as a party and guarantor thereto. Concurrently, the registrant entered into a Guaranty Agreement (the “Citigroup SBC Guaranty”) with Citigroup, dated as of December 29, 2004, in order to guaranty NCMC’s obligations under the Original SBC Agreement. The Citigroup SBC Agreement and the Citigroup SBC Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

On December 29, 2004, the registrant, NCMC and NC Capital Corporation, a direct wholly owned subsidiary of NCMC (“NC Capital”), entered into an Amended and Restated Master Loan and Security Agreement (the “Citigroup REO Agreement”) with Citigroup. The purpose of the Citigroup REO Agreement was to amend the Master Loan and Security Agreement (the “Original REO Agreement”), dated as of April 1, 2000, among NCMC, NCCC and Citigroup, to add the registrant as a party and guarantor thereto. Concurrently, the registrant entered into a Guaranty Agreement (the “Citigroup REO Guaranty”) with Citigroup, dated as of December 29, 2004, in order to guaranty NCMC’s and NC Capital’s obligations under the Original REO Agreement. The Citigroup REO Agreement and the Citigroup REO Guaranty are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report and are incorporated herein by reference.

On December 29, 2004, NC Capital, NCMC, New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC”), and Citigroup entered into Amendment Number Three (the “Citigroup Letter Agreement Amendment”) to the Amended and Restated Letter Agreement, dated as of October 1, 2004, as amended (the “Citigroup Letter Agreement”). The purpose of the Citigroup Letter Agreement Amendment was to extend the term of the Citigroup Letter Agreement from December 31, 2004 to March 31, 2005. The Citigroup Letter Agreement Amendment is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

On December 30, 2004, NC Capital, NCCC, NC Residual II Corporation, a wholly owned subsidiary of NC Capital, and Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), entered into the Amendment No. 4 (the “Bear Stearns Amendment”) to the Master Repurchase Agreement, dated as of October 31, 2003, as amended (the “Bear Stearns Repurchase Agreement”). The purpose of the Bear Stearns Amendment was to extend the term of the Bear Stearns Repurchase Agreement from December 31, 2004 to October 28, 2005 and to amend the Bear Stearns Repurchase Agreement so that certain high cost mortgage loans and other non permitted mortgage loans would not be sold thereunder. The Bear Stearns Amendment is filed as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

On December 29, 2004, New Century Funding SB-1, a Delaware statutory trust and wholly owned subsidiary of NCMC (“NCFSB-1”), and Citigroup entered into Amendment Number Eight (the “Citigroup Repurchase Amendment”) to the Master Repurchase Agreement, dated as of May 30, 2002, as amended (the “Citigroup Repurchase Agreement”). The purpose of the Citigroup Repurchase Amendment was to extend the term of the Citigroup Repurchase Agreement from December 31, 2004 to March 31, 2005. The Citigroup Repurchase Amendment is filed as Exhibit 10.7 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Master Repurchase Agreement, dated as of December 29, 2004, among New Century Mortgage Corporation, New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.2	Guaranty Agreement, dated as of December 29, 2004, between New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.3	Amended and Restated Master Loan and Security Agreement, dated as of December 29, 2004, among New Century Mortgage Corporation, New Century Financial Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp.

10.4	Guaranty Agreement, dated as of December 29, 2004, between New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.5	Amendment Number Three to the Amended and Restated Letter Agreement, dated as of December 29, 2004, among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation and Citigroup Global Markets Realty Corp.

10.6	Amendment No. 4 to Master Repurchase Agreement, dated as of December 30, 2004, among New Century Credit Corporation, NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation.

10.7	Amendment Number Eight to the Master Repurchase Agreement, dated as of December 29, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

January 4, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Master Repurchase Agreement, dated as of December 29, 2004, among New Century Mortgage Corporation, New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.2	Guaranty Agreement, dated as of December 29, 2004, between New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.3	Amended and Restated Master Loan and Security Agreement, dated as of December 29, 2004, among New Century Mortgage Corporation, New Century Financial Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp.

10.4	Guaranty Agreement, dated as of December 29, 2004, between New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.5	Amendment Number Three to the Amended and Restated Letter Agreement, dated as of December 29, 2004, among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation and Citigroup Global Markets Realty Corp.

10.6	Amendment No. 4 to Master Repurchase Agreement, dated as of December 30, 2004, among New Century Credit Corporation, NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation.

10.7	Amendment Number Eight to the Master Repurchase Agreement, dated as of December 29, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp.